Exhibit 99.1

Investor Presentation September 2008 Robert L. Kirkman, MD President & CEO D. Lynn Kirkpatrick, PhD Chief Scientific Officer

Forward-looking Statement Oncothyreon has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free (800) 883-1212. This presentation contains forward-looking statements. Various factors could cause actual results to differ materially from those projected in forward-looking statements, including those predicting the commencement, duration and timing or availability of clinical trials and analyses of the trial results; efficacy, safety and clinical benefit of products; ability to secure and timing of regulatory clearances; timing of product launches; ability to retain or secure collaborative partners; ability to secure and manufacture vaccine supplies; retention and performance of contractual third parties, including key personnel; adequacy of financing and reserves on hand; the achievement of contract milestones; the potential market for our product candidates; ability of partners to effectively market our products; and our ability to regain and maintain compliance with the listing standards of The NASDAQ Stock Market. Although the Company believes that the forward-looking statements contained herein are reasonable, we can give no assurance that the Company's expectations are correct. A full discussion of the Company's operations and financial condition, including factors that may affect business and future prospects, is contained in the Company's most recent regulatory filings. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement. For a complete account of our official corporate documents, you are encouraged to review documents filed with the securities regulators in the U.S. and Canada.

Oncothyreon - the Opportunity Diverse pipeline of proprietary targeted small molecule cancer drugs Lead product in Phase 2; two products in Phase 1 Exciting, well-validated, highly sought after targets Pursuing large potential markets in solid tumor indications Stimuvax in global Phase 3 trial Major market opportunity Strong partnership with Merck KGaA Funded by Merck KGaA Unique time to invest Multiple value-driving milestones in 2008 - 2009 within runway from this fundraising

Broad and Diverse Pipeline Targeted Small Molecules PX-12 (thioredoxin) PX-478 (HIF-1^) PX-866 (PI-3 kinase) Therapeutic Vaccine Stimuvax(r) Preclinical Phase 1 Phase 2 Phase 3

2008-2009 Clinical Milestones File IND for PX-866 PX-866 first clinical trial PX-478 initial Phase 1 data PX-12 preliminary data in pancreatic cancer Merck to initiate second Phase 3 for Stimuvax Initiate second clinical trial for PX-478 PX-866 Phase 1 data PX-478 complete Phase 1 data Initiate second clinical trial for PX-866 Initiate Phase 2 for PX-478 Initiate Phase 2 for PX-866 Q2 08 ? Q2 08 ? Q4 08 Q4 08 Q4 08 Q1 09 Q2 09 Q2 09 Q3 09 Q3 09 Q4 09

PX-12: Targeting Thioredoxin-1 (Trx-1) Trx-1 regulates transcription factor activity and inhibits apoptosis in the cell, promoting cell growth and survival Trx-1 interacts with growth factors outside the cell to further stimulate cell growth Trx-1 overexpression is linked to aggressive tumor growth and poor prognosis PX-12 irreversibly binds to Trx-1, inhibiting growth and inducing apoptosis of cells

PX-12: Thioredoxin Inhibitor Potential first-in-class thioredoxin inhibitor Novel chemical entity Phase 1 results 38 patients with advanced metastatic cancers without therapeutic alternatives Well tolerated One minor response; patient received 14 cycles of therapy over 11 month period 15 patients with stable disease

PX-12: Phase 2 Trial Phase 2 in advanced pancreatic cancer in patients resistant to gemcitabine Dosing 54 and 128mg/m2 Dx5 Qx3 weeks Biological endpoints CA19-9, Plasma Trx, VEGF and PK Clinical endpoints Survival, time to progression (TTP) DCE-MRI Phase 1b testing prolonged infusion regimen Intend to partner for further development

PX-478: Targeting Hypoxia-Inducible Factor-1a (HIF-1a) Expressed at low levels in normal tissue Increased levels in response to low oxygen levels (hypoxia) Overexpressed in a wide range of primary and metastatic tumors Key factor in the cascade of events leading to angiogenesis PX-478 directly lowers levels of HIF-1^

Pre-clinical Antitumor Activity of PX-478 Tumor Initial volume (mm 3 3) Regression % Growth delay (days) Log10 cell kill OvCar-3 ovarian 120 99 57 3.0 SHP-77 small cell lung 200 100 cure cure PC-3 prostate 140 71 30 2.0 DU-145 prostate 310 50 24 2.4 MCF-7 breast 180 48 43 1.0 Caki-1 renal 250 44 54 1.8 HT-29 colon 410 10 21 2.0 Panc-1 pancreatic 125 40 35 1.9 QD x 5 ip 100 mg/kg

Panc-1 Pancreatic Cancer with Avastin and PX-478 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2200 40 45 50 55 60 65 70 75 80 85 90 95 100 days after cell injection mean tumor volume (mm3) vehicle control, Avastin 300 ug ip Q3D x 10 , PX-478 20 mg/kg po Q3D x 10 PX-478 20 mg/kg po 3hr before Avastin 300 ug ip Q3D x 10 begin drugging end drugging

PX-478: Specific and Potent Activity against HIF-1a Expressing Tumors SHP-77 Lung Cancer A549 Lung Cancer

PX-478: Small Molecule HIF-1a Inhibitor Potential first-in-class Only small molecule in clinic which directly lowers levels of HIF-1^ Selectively inhibits HIF-1^ gene expression and protein translation Potential oral anti-angiogenic agent Lowers VEGF levels Produces marked tumor regressions in pre-clinical models in range of cancers, including ovarian, renal, prostate, colon, pancreatic, breast, lung Potentiates other current cancer treatments including radiation Phase 1 in progress Initial data in 2008; details mid-2009 Endpoints include safety and effects on target proteins

PX-866: PI-3 Kinase Inhibitor Potent nanomolar irreversible PI-3 kinase inhibitor with preference for alpha, delta and gamma versus beta isoform Prolonged inhibition of tumor PI-3 kinase and phosphorylation of downstream proteins including AKT, mTOR, and S6, following iv or oral administration PIP P P p110 p85 PI3K PTEN PIP P P P PDK1 AKT Tuberin Hamartin Rheb S6K1 4E - BP Ribosomal S6 mTOR raptor rictor PKC Myc GSK3 FKHR Cyclin D1 Bad BCL - XL Bim MDM2 p53 mTOR Caspase 9 IKK NF - kB Fas - ligand SGK RSK PIP P P p110 p85 PTEN PIP P P P PIP P P p110 p85 PTEN PIP P P PIP P P P PDK1 AKT Tuberin Hamartin Tuberin Hamartin Rheb S6K1 4E - BP Ribosomal S6 mTOR raptor rictor PKC Myc GSK3 FKHR Cyclin D1 Bad BCL - XL Bim MDM2 p53 mTOR Caspase 9 IKK NF - kB Fas - ligand SGK RSK Growth receptor RAS Cell cycle regulation Survival/Apoptosis Inflammation Cardiovascular disease Translation Growth receptor PDGF EGF RAS VEGF Diabetes/glucose transport HSP90 iNOS Integrins FAK-yp PI3K Inhibitor PX-866 Insulin RAC1 IRS1 GLUT-4 Cell membrane

Provides oral anti-tumor activity in human ovarian cancer, lung cancer and intracranial glioblastoma xenograft models Potentiates anti-tumor activity of other cancer therapeutics and radiation Phase 1 trial initiated in Q2 2008 PX-866: PI-3 Kinase Inhibitor Control PX-866 0 5000 10000 15000 20000 PX-866 inhibits growth of glioma xenografts by 84% after four weeks of oral treatment.

Survival of Mice Bearing Intracranial U87 Tumors Treated with PX-866 Orally for 4 Weeks

PX-866 in Combination with Other Drugs and Radiation Drugs and Radiation Drugs and Radiation

Stimuvax(r) Vaccine: A MUC1-based Cancer Vaccine Liposomal vaccine designed to generate a cellular immune response against the tumor associated antigen MUC1 Positive Phase 2 data: 17+ month survival advantage Global Phase 3 START trial in non- small cell lung cancer in progress with Merck KGaA Merck KGaA financially responsible for further clinical development Oncothyreon retains substantial share of large potential market

Phase 2b Study - Median Survival Advantage of 17.3 Months for Stimuvax Recipients Fraction Surviving Survival Time (months) Stimuvax (r) Control Survival of Patients with Stage IIIB Locoregional NSCLC

Phase 3 START Trial (Merck KGaA) Patient Population Stage III unresectable locoregional disease, responded or stable after first-line chemo-rad Randomization 2:1 (N=1300) Stimuvax + Best Supportive Care Placebo + Best Supportive Care Primary endpoint: Survival START (Stimulating Targeted Antigenic Response to NSCLC Trial) Placebo-controlled, randomized design; SPA in place Targeted to enroll 1300 patients in 30 countries worldwide Planned event-driven interim looks

Merck KGaA Collaboration Merck KGaA responsible for Phase 3 trial and any further clinical development Substantial investment by Merck KGaA Phase 3 in additional indication in late 2008 Oncothyreon eligible for milestones and royalties Near-term milestones related to scale-up and manufacturing Oncothyreon responsible for manufacturing Merck KGaA to purchase all clinical and commercial supplies from Oncothyreon Merck KGaA responsible for marketing

Stimuvax - The Market Opportunity NSCLC is a common disease Worldwide incidence ~ 1 million new cases per year Stage III proportion ~ 20% No currently approved agents for maintenance therapy after chemo- radiation in Stage III disease Other MUC1-positive cancers include breast, colon, prostate Blockbuster potential Oncothyreon retains substantial percentage

Financial Data SIX MONTHS ENDED FOR THE YEAR ENDED JUNE 30, 2008 DECEMBER 31, 2007 (unaudited) (audited) Revenues: $ 3.2 MM $3.8 MM Consolidated net loss: $(10.1 MM) $(20.3 MM) Basic and diluted loss per common share: $(0.51) $(1.04)

Financial Data Cash and short-term investments (6/30/08): $14.2 MM Pro forma for offering: $24.3 MM Use of proceeds: Development and clinical trials for PX-478 and PX-866 General corporate purposes

2008-2009 Clinical Milestones File IND for PX-866 PX-866 first clinical trial PX-478 initial Phase 1 data PX-12 preliminary data in pancreatic cancer Merck to initiate second Phase 3 for Stimuvax Initiate second clinical trial for PX-478 PX-866 Phase 1 data PX-478 complete Phase 1 data Initiate second clinical trial for PX-866 Initiate Phase 2 for PX-478 Initiate Phase 2 for PX-866 Q2 08 ? Q2 08 ? Q4 08 Q4 08 Q4 08 Q1 09 Q2 09 Q2 09 Q3 09 Q3 09 Q4 09

Oncothyreon - Key Value Drivers Proprietary pipeline of targeted small molecule cancer drugs Major market opportunities Potential first-in-class Phase 2 compound available for partnership Two key compounds in Phase 1 Multiple data points in 2008-2009 Stimuvax(r) in Phase 3 Major market opportunity Validating partnership with Merck KGaA Fully funded